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Exhibit 10.1

SEVENTH AMENDMENT

        THIS SEVENTH AMENDMENT (this "Amendment") dated as of October 17, 2007 to the Credit Agreement referenced below is by and among Advance America, Cash Advance Centers, Inc., a Delaware corporation (the "Borrower"), the Guarantors identified on the signature pages hereto (the "Guarantors"), the Lenders identified on the signature pages hereto and Bank of America, N.A., as administrative agent (in such capacity, the "Administrative Agent").

W I T N E S S E T H

        WHEREAS, a revolving credit facility has been extended to the Borrower pursuant to the Amended and Restated Credit Agreement (as amended, modified and supplemented from time to time, the "Credit Agreement") dated as of July 16, 2004 among the Borrower, the Guarantors, the Lenders identified therein and the Administrative Agent; and

        WHEREAS, the Borrower has requested certain modifications to the Credit Agreement and the Required Lenders have agreed to the requested modifications on the terms and conditions set forth herein.

        NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        1.    Defined Terms.    Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

        2.    Amendments to the Credit Agreement.    The Credit Agreement is amended in the following respects:

        2.1    The definition of "Consolidated Net Income" in Section 1.1 is amended to read as follows:

  "Consolidated Net Income" means, for the members of the Consolidated Group for any period, net income on a consolidated basis determined in accordance with GAAP, but excluding (a) for purposes of determining the Consolidated Senior Leverage Ratio and the Consolidated Fixed Charge Coverage Ratio, any extraordinary gains or losses and related tax effects thereon and (b) for all purposes, all charges and losses incurred during the third and fourth quarters of fiscal year 2007 related to the closure of centers in Pennsylvania, Oregon and certain other markets, such amount not to exceed $22 million in aggregate.

        2.2    In the definition of "Funded Debt" in Section 1.1 clauses (viii) and (ix) are renumbered as clauses (ix) and (x) and a new clause (viii) is added thereto to read as follows:

  (viii)    the Borrower's good faith estimate of the amount of all deferred purchase price obligations (including, without limitation, earnout payment obligations) of such Person relating to Acquisitions permitted by Section 8.4 (which estimate shall not be, with respect to any deferred purchase price obligation, less than the amount of such obligation that would appear as liability on a balance sheet of such Person);

        2.3    In Section 8.1 clauses (j) and (k) are renumbered as clauses (k) and (l) and a new clause (j) is added thereto to read as follows:

  (j)    Indebtedness consisting of deferred purchase price obligations (including, without limitation, earnout payment obligations) relating to Acquisitions permitted by Section 8.4;

        2.4    Section 8.7(a)(vi) is amended to read as follows:

  (vi)    during each fiscal quarter of the Borrower, Restricted Payments in an amount not to exceed (A) if the Consolidated Senior Leverage Ratio would be less than 2.0:1.0 after giving effect to any such Restricted Payments (and any Funded Debt incurred in connection therewith) on a Pro Forma Basis, fifty percent (50%) of the Consolidated Net Income for the most recent fiscal quarter or (B) if the Consolidated Senior Leverage Ratio would be less than 1.25:1.0 after giving effect to any such Restricted Payments (and any Funded Debt incurred in connection therewith) on a Pro Forma Basis, the greater of (x) seventy-five percent (75%) of Consolidated Net Income for the most recent fiscal quarter and (y) $0.125 per outstanding share of Capital Stock of the Borrower, as such share amount may be adjusted from time to time; however, for purposes of this clause such share amount shall not exceed 78,000,000.

        3.    Conditions Precedent.    This Amendment shall be effective as of the date hereof upon execution of this Amendment by the Credit Parties and the Required Lenders.

        4.    Reaffirmation of Representations and Warranties.    The Borrower and each Guarantor represents and warrants that, after giving effect to this Amendment, the representations and warranties set forth in the Credit Agreement and the other Credit Documents are true and correct in all material respects as of the date hereof (except those that expressly relate to an earlier period).

        5.    Reaffirmation of Guaranty.    Each Guarantor (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Credit Documents and (c) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge such Guarantor's obligations under the Credit Documents.

        6.    Reaffirmation of Security Interests.    The Borrower and each Guarantor (i) affirms that each of the Liens granted in or pursuant to the Credit Documents are valid and subsisting and (ii) agrees that this Amendment shall in no manner impair or otherwise adversely effect any of the Liens granted in or pursuant to the Credit Documents.

        7.    No Other Changes.    Except as modified hereby, all of the terms and provisions of the Credit Documents (including schedules and exhibits thereto) shall remain in full force and effect.

        8.    Counterparts; Facsimile Delivery.    This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart. Delivery of an executed counterpart of this Amendment by facsimile shall be effective as an original.

        9.    Governing Law.    This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of North Carolina.

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        IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Seventh Amendment to be duly executed and delivered as of the date first above written.

BORROWER:

ADVANCE AMERICA, CASH ADVANCE CENTERS, INC., a Delaware corporation

By:	/s/ KENNETH E. COMPTON
Name:	Kenneth E. Compton
Title:	Chief Executive Officer and President

GUARANTORS:

AARC, INC., a Delaware corporation

By:	/s/ W. THOMAS NEWELL
Name:	W. Thomas Newell
Title:	President

ADVANCE AMERICA SERVICING OF ARKANSAS, INC., a Delaware corporation
ADVANCE AMERICA SERVICING OF INDIANA, INC., a Delaware corporation
ADVANCE AMERICA LEASING SERVICES, INC., a Delaware corporation
AAIC, INC., a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF ALABAMA, INC., a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF ALASKA, INC., a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF ARIZONA, INC., a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF ARKANSAS, INC., a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF CALIFORNIA, LLC, a Delaware limited liability company
ADVANCE AMERICA, CASH ADVANCE CENTERS OF COLORADO, LLC, a Delaware limited liability company
ADVANCE AMERICA, CASH ADVANCE CENTERS OF CONNECTICUT, INC., a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF DELAWARE, INC., a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF DISTRICT OF COLUMBIA, INC., a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF FLORIDA, INC., a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF GEORGIA, INC., a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF HAWAII, INC., a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF IDAHO, INC., a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF ILLINOIS, INC., a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF INDIANA, INC., a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF IOWA, INC., a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF KANSAS, INC., a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF KENTUCKY, INC., a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF LOUISIANA, LLC, a Delaware limited liability company
ADVANCE AMERICA, CASH ADVANCE CENTERS OF MAINE, INC., a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF MARYLAND, INC., a Delaware corporation

By:	/s/ KENNETH E. COMPTON
Name:	Kenneth E. Compton
Title:	Chief Executive Officer and President

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ADVANCE AMERICA, CASH ADVANCE CENTERS OF MASSACHUSETTS, INC., a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF MICHIGAN, INC., a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF MINNESOTA, INC., a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF MISSISSIPPI, LLC, a Delaware limited liability company
ADVANCE AMERICA, CASH ADVANCE CENTERS OF MISSOURI, INC., a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF MONTANA, INC., a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF NEBRASKA, INC., a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF NEVADA, INC., a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF NEW HAMPSHIRE, INC., a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF NEW JERSEY, INC., a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF NEW MEXICO, INC., a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF NEW YORK, INC., a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF NORTH CAROLINA, INC., a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF NORTH DAKOTA, INC., a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF OHIO, INC., a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF OKLAHOMA, INC., a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF OREGON, INC., a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF PENNSYLVANIA, LLC, a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF RHODE ISLAND, INC., a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF SOUTH CAROLINA, INC., a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF SOUTH DAKOTA, INC., a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF TENNESSEE, INC., a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF TEXAS, INC., a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF UTAH, INC., a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF VERMONT, INC., a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF VIRGINIA, INC., a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF WASHINGTON, LLC, a Delaware limited liability company
ADVANCE AMERICA, CASH ADVANCE CENTERS OF WEST VIRGINIA, INC., a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF WISCONSIN, INC., a Delaware corporation

ADVANCE AMERICA, CASH ADVANCE CENTERS OF WYOMING, INC., a Delaware corporation
ADVANCE AMERICA SERVICING OF GEORGIA, INC., a Delaware corporation
MCKENZIE CHECK ADVANCE OF ALABAMA, L.L.C., a Tennessee limited liability company
MCKENZIE CHECK ADVANCE OF ARKANSAS, LLC, a Tennessee limited liability company
MCKENZIE CHECK ADVANCE OF COLORADO, LLC, a Tennessee limited liability company
MCKENZIE CHECK ADVANCE OF INDIANA, LLC, a Tennessee limited liability company
MCKENZIE CHECK ADVANCE OF IOWA, L.L.C., a Tennessee limited liability company
MCKENZIE CHECK ADVANCE OF KANSAS, LLC, a Tennessee limited liability company
MCKENZIE CHECK ADVANCE OF MISSISSIPPI, LLC, a Tennessee limited liability company
MCKENZIE CHECK ADVANCE OF NEBRASKA, LLC, a Tennessee limited liability company
MCKENZIE CHECK ADVANCE OF NEW JERSEY, L.L.C., a Tennessee limited liability company
MCKENZIE CHECK ADVANCE OF OHIO, LLC, a Tennessee limited liability company
MCKENZIE CHECK ADVANCE OF OREGON, LLC, a Tennessee limited liability company
MCKENZIE CHECK ADVANCE OF WASHINGTON, L.L.C., a Tennessee limited liability company
MCKENZIE CHECK ADVANCE OF WISCONSIN, LLC, a Tennessee limited liability company
NCA OF MISSOURI, INC., a Delaware corporation
NCAS OF DELAWARE, LLC, a Delaware limited liability company
NCAS OF NEW JERSEY, LLC, a Delaware limited liability company

By:	/s/ KENNETH E. COMPTON
Name:	Kenneth E. Compton
Title:	Chief Executive Officer and President

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AA CHALLENGER, LLC, a Delaware limited liability company
AA AIR, LLC, a Delaware limited liability company
ADVANCE AMERICA MONEY.COM, INC., a Delaware corporation
ACSO OF MICHIGAN, INC., a Delaware corporation
NCA OF LOUISIANA, LLC, a Delaware limited liability company
AA CANADA HOLDINGS, INC., a Delaware corporation
ADVANCE AMERICA, CASH ADVANCE CENTERS OF PUERTO RICO, INC., a Delaware corporation
ADVANCE AMERICA INDUSTRIAL LOAN SERVICES OF GEORGIA, INC., a Delaware corporation

By:	/s/ KENNETH E. COMPTON
Name:	Kenneth E. Compton
Title:	Chief Executive Officer and President

ACSO OF TEXAS, L.P., a Texas limited partnership
ADVANCE AMERICA SERVICING OF TEXAS, L.P., a Texas limited partnership

By:	ADVANCE AMERICA, CASH ADVANCE CENTERS OF TEXAS, INC., a Delaware corporation and its general partner
By:	/s/ KENNETH E. COMPTON
Name:	Kenneth E. Compton
Title:	Chief Executive Officer and President

W.P.S. SYSTEMS, LTD. OF NEW ENGLAND, a Rhode Island corporation

By:	By: ADVANCE AMERICA, CASH ADVANCE CENTERS OF RHODE ISLAND, INC., a Delaware corporation
By:	/s/ KENNETH E. COMPTON
Name:	Kenneth E. Compton
Title:	Chief Executive Officer and President

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ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., as Administrative Agent
	By:	/s/ ANNE ZESCHKE
	Name:	Anne Zeschke
	Title:	Assistant Vice President
LENDERS:	BANK OF AMERICA, N.A., as a Lender
	By:	/s/ SCOTT K. MITCHELL
	Name:	Scott K. Mitchell
	Title:	Senior Vice President
WACHOVIA BANK, NATIONAL ASSOCIATION
	By:	/s/ DAVID S. SAMPSON
	Name:	David S. Sampson
	Title:	Senior Vice President
US BANK NATIONAL ASSOCIATION
	By:	/s/ JULI K. VAN HOOK
	Name:	Juli K. Van Hook
	Title:	Senior Vice President
WELLS FARGO BANK, N.A.
	By:	/S/ KEVIN DOWDLE
	Name:	Kevin Dowdle
	Title:	Vice President
NATIONAL CITY BANK
	By:	/s/ MICHAEL J. DURBIN
	Name:	Michael J. Durbin
	Title:	Senior Vice President
NATIONAL BANK OF SOUTH CAROLINA
	By:	/s/ LAM B. BRITTON
	Name:	Lam B. Britton
	Title:	Senior Vice President
CAROLINA FIRST BANK
	By:	/s/ CHARLES D. CHAMBERLAIN
	Name:	Charles D. Chamberlain
	Title:	Executive Vice President

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FIRST TENNESSEE BANK NATIONAL ASSOCIATION
By:	/s/ ROTCHER WATKINS
Name:	Rotcher Watkins
Title:	Senior Vice President
BRANCH BANKING AND TRUST COMPANY
By:	/s/ STAN W. PARKER
Name:	Stan W. Parker
Title:	Senior Vice President
TEXAS CAPITAL BANK, NA
By:
Name:
Title:

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  Exhibit 10.1
SEVENTH AMENDMENT
W I T N E S S E T H
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